                                                                    EXHIBIT 10.9

[TESSERA LOGO]                                              Tessera Confidential


                 BUSINESS AND ASSET SALE AND PURCHASE AGREEMENT

This Business and Asset Sale and Purchase Agreement (the "Purchase and Sale Agreement") is entered into as of June 19, 2000 (the "Effective Date"), between Tessera Technology Pte. Ltd. ("TTPL"), a company incorporated under the laws of Singapore, having a principal place of business at Block 1026 Tai Sena Avenue #07-3534, Tai Sena Industrial Estate, Singapore, 534413, and EEMS Singapore Pte. Ltd. ("ESPL"), a company incorporated under the laws of Singapore having a principal place at business of Block 1026 Tai Sena Avenue #07-3534, Tai Sena Industrial Estate, Singapore 534413.

WHEREAS, TTPL owns certain assets and, using such assets, conducts the business of manufacturing semiconductor packages in Singapore;

WHEREAS, ESPL is a newly formed company that intends to conduct the business of manufacturing semiconductor packages in Singapore; and

WHEREAS, the parties desire to enter into an agreement for the sale of TTPL's assets to ESPL, the transfer of TTPL's employees to ESPL, and the assumption by ESPL of certain TTPL contracts to enable ESPL to carry on TTPL's business as a going concern at the TTPL address described above.

1.     DEFINITIONS

       1.1    "Assumed Contracts" shall have the meaning set forth in Section
              3.2.

       1.2    "Closing" shall have the meaning set forth in Section 4.1.

       1.3    "Closing Date" shall have the meaning set forth in Section 4.1.

       1.4    "Letter of Appointment" shall have the meaning set forth in
              Section 4.2 (a).

       1.5    "Asset Purchase Price" shall have the meaning set forth in Section
              3.1.

       1.6    "TTPL Assets" shall have the meaning set forth in Section 2.1.

       1.7    "TTPL Business" shall have the meaning set forth in Section 2.1.

       1.8    "TTPL Employees" shall have the meaning set forth in Section
              4.2(a).

       1.9    "TTPL Consigned Equipment" shall have the meaning set forth in
              Section 6.7.

       1.10 "TTPL Customer-Specific Inventory" shall have the meaning set forth in Section 6.2.

2.     TRANSFER OF ASSETS

       2.1 Assets to be Purchased at the Closing. TTPL shall sell, transfer, convey, assign and deliver as beneficial owner, and ESPL shall purchase, as a going concern the business of manufacturing semiconductor packages (the "TTTL Business") as carried on by TTPL on the Closing Date together with certain of the assets used in or relating to such business as more particularly described below (collectively, the "TTPL Assets"), free from all encumbrances.

              (a) TTPL's right, title and interests to all machinery, equipment, tooling, computer hardware, software and other equipment and all furnishing, furniture, office supplies, leasehold improvements, fixtures (to the extent possible) and other tangible personal property of TTPL that is specifically listed in Schedule 2.1 (a) hereto;

              (b) Inventory, prepaid expenses, deposits and advances with respect to goods, services and the like as specifically listed on Schedule 2.1
(b) and related to the Assumed Contracts; and

              (c) Copies of all records and technical documentation related to the TTPL Assets and used by TTPL in the conduct of the business related to the TTPL Assets.

3. CONSIDERATION. In consideration for the transfer of the TTPL Business and TTPL Assets from TTPL to ESPL, ESPL agrees to make the following payments and assume the following liabilities:

       3.1 Purchase Price. The aggregate purchase price (the "Purchase Price") to be paid by ESPL to 717PL hereunder shall be [*] U.S. DOLLARS [*] (USD [*]). ESPL shall make arrangements for its parent company, EEMS Italia, SpA ("EEMS"), to pay the Purchase Price to the parent company of TTPL, Tessera, Inc. ("Tessera"), and TTPL agrees to accept such a payment as full payment hereunder. The Asset Purchase Price shall be made by wire transfer on the Closing Date to Union Bank of California, 99 Almaden Blvd., San Jose, CA 95113, Account Name:
Tessera, Account No.: 6450148359, Routing No. 122000496, International Swift
Code: BOFCUS33MPK, or such other bank or account as TTPL may designate.

       3.2 Assumed Liabilities. On the Closing Date, ESPL shall assume and agree thereafter to pay, perform and discharge the TTPL obligations under the TTPL purchase orders, and contracts that are listed on Schedule 3.3 (collectively, the "Assumed Contracts"). Nothing in this Purchase and Sale Agreement shall operate to transfer from TTPL, nor to impose any obligation or liability on ESPL in respect of, any liabilities of TTPL or any other assets of TTPL except as specifically provided in this Agreement. Therefore, except as otherwise limited herein, TTPL irrevocably undertakes to compensate ESPL for losses, damages, and liabilities, including advisers' and legal fees and costs, that ESPL reasonably incurs and that arise solely from any claim against, or liabilities or obligations of, TTPL or the TTPL Business, as conducted prior to the Closing, and not specifically assumed by ESPL. Each party shall be responsible for a pro


                                                            Tessera Confidential

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

rated share of any tax assessment based upon its respective period of ownership of the TTPL Assets.

4.     CLOSING

       4.1 Closing Date. The closing of the transaction contemplated by this Purchase and Sale Agreement (the "Closing") shall occur at the offices of EEMS on June 19, 2000, or as soon as practicable after the satisfaction or waiver of each of the conditions set forth in this Section 4 or at such other time and place as the parties hereto agree (the "Closing Date").

       4.2 Conditions to Obligations of the Parties. The obligations of the parties to close hereunder are subject to the following conditions:

              (a) ESPL shall have made offers of employment to all employees of TTPL as of Closing, as listed in Schedule 4.2 (the "TTPL Employees"), on substantially the same terms under which they are employed by TTPL, including salary and benefits, and each such offer shall be in one of the two appropriate form attached hereto as Exhibit A (the "Letter of Appointment");

              (b) All necessary third party consents shall have been requested by TTPL to transfer and assign the Assumed Contracts to ESPL

              (c) SPL shall have completed registration for Goods and Services Tax ("GST") in Singapore;

              (d) ESPL shall have secured a facility lease for operation of the TTPL Business; and

              (e) Each party shall have completed all corporate and other proceedings required to be taken to authorize the execution, delivery and performance of this Purchase and Sale Agreement.

5.     TTPL WARRANTY

TTPL warrants that it has good and marketable title to all the TTPL Assets. None of the TTPL Assets is the subject of any assignment, mortgage, charge, pledge, retention of title, lien, easements, guarantees, promises, security interest or other encumbrances or of any factoring arrangements, hire purchase or credit sale agreement or any agreement or arrangement whereby the title of goods or any rights in the proceeds of sale of goods is or may be reserved to the seller of the goods or to any third party or to any encumbrance whatsoever except liens arising from the normal course of trading. At Closing, all of the TTPL Assets are in use and in a good working condition, barring the effect of normal wear and tear, and have been correctly cared for so as to maintain them in use. At Closing, none of the TTPL Assets are unusable or have defects which would prevent or could prevent use thereof for its intended purpose, barring normal wear and tear. EXCEPT FOR THIS WARRANTY, ML DISCLAIMS ANY AND ALL EXPRESS


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
OR IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT.

6.     ADDITIONAL AGREEMENTS

              6.1 Transfer Taxes. The consideration recited in Section 3 shall not be inclusive of Goods and Services Tax ("GST") in Singapore. The parties believe no GST is chargeable in respect of the consideration by virtue of the Goods and Services Tax (Excluded Transactions) Order. If TTPL is required to collect and pay GST, SPL shall take necessary actions and file all documents necessary to obtain a refund of such GST and promptly pay such refunds to TTPL. If GST is not refunded, ESPL agrees to reimburse TTPL for one-half of the GST paid by TTPL. The parties agree to share equally the cost of any other tax levied directly on the transaction herein.

               6.2 Consignment of Customer-Specific Inventory. TTPL agrees to consign to ESPL certain inventory that is unique to existing TTPL customers, consisting primarily of TTPL raw material, as fully described in Schedule 6.2 (the "TTPL Customer-Specific Inventory"). ESPL shall use its best efforts to use the TTPL Inventory, but when it does so, ESPL shall submit quarterly written reports to TTPL of such use and TTPL will invoice ESPL for such TTPL Customer-Specific Inventory at TTPL's purchase price. ESPL will pay such TTPL invoices within thirty (30) days of their receipt. If the TTPL Customer-Specific Inventory is not depleted within one (1) year after Closing, ESPL may return the TTPL Customer-Specific Inventory to TTPL at TTPL expense.

               6.3 Continuation of Employment. (a) As of the Closing, each TTPL Employee who falls within the scope of the Employment Act (Cap. 91) (the "Employment Act") and who has neither tendered nor received notice of termination of his employment with TTPL as of such date, is transferred to the employ of ESPL pursuant to Section 18A of the Employment Act.

              (b) Subject to paragraph (a) above, each TTPL Employee who does not fall within the scope of the Employment Act and who has neither tendered nor received notice of termination of his employment with TTPL as of Closing (excluding any notice of termination which is coupled with a re-offer of employment), shall be transferred on terms and conditions similar to such employees' terms and conditions of employment provided by TTPL as of the Closing Date.

               6.4 Employee Bonuses. To the extent provided for in each Letter of Appointment, TTPL agrees to reimburse ESPL for retention payments made to TTPL Employees who remain in the employment of ESPL 90 and 270 days after Closing, where such retention payments shall be equal to [*], at the rate effective [*]. Further and to the extent provided for in each Letter of Appointment, TTPL agrees to reimburse ESPL for a portion of 13th month bonuses to be paid by ESPL to TTPL Employees who remain in the employment of ESPL at the end of calendar year 2000, such portion to be prorated by reference to the number of days in 2000 during which such TTPL Employees were employed by TTPL. TTPL will make


                                                            Tessera Confidential

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

such bonus reimbursements to ESPL within 30 days of delivery to TTPL, or its agent, of written documents evidencing the payments of such bonuses by ESPL.

              6.5 Employee Work Permits. TTPL will assist ESPL in its application for new work permits or employment passes (as the case may be) for the TTPL Employees; provided, however, that ESPL shall bear any fees and expenses, including professional fees and government fees and charges and any out-of-pocket expenses arising out of or in connection with such applications.

              6.6 Maintenance/Dissolution of TTPL. During the period that Tessera supplies consulting services of Mr. Gates at ESPL and at no cost to TTPL, ESPL will provide a reasonable amount of continuing supervision of accounting and related activities to assist in the maintenance and/or dissolution of TTPL. TTPL will pay for any outside legal, audit and other fees to service providers either directly or as reimbursement to ESPL.

              6.7 Option to Purchase Additional Equipment. TTPL agrees to consign the equipment ("TTPL Consigned Equipment") identified below to ESPL for a period of twenty (20) calendar days after Closing ("Evaluation Period") to enable ESPL to evaluate whether or not ESPL desires to purchase the TTPL Consigned Equipment from TTPL for use in its continuation of the TTPL Business. If ESPL desires to purchase the TTPL Consigned Equipment during the Evaluation Period, ESPL shall deliver a written exercise notice to TTPL of its decision to purchase the TTPL Consigned Equipment and shall contemporaneously arrange for EEMS to wire transfer US funds in the amount of the price stated below (the "Exercise Price") to the account described in Section 3.1. If ESPL elects not to exercise this option during the Evaluation Period, ESPL will ship the TTPL Consigned Equipment to a destination as directed by TTPL, with the cost and risk of transportation to be the responsibility of TTPL.

              TTPL Consigned Equipment: Festec Automatic Ball Mounter for BGA,
                                        Model KDB-4000

              Exercise Price: USD $[*]

              6.8 Subletting Condition. If, after using its best efforts, ESPL does not receive the consent from the Jurong Town Corporation ("JTC") to sublease the premises on which TTPL currently conducts the TTPL Business within thirty (30) days after the Closing Date, the parties agree to discuss terms under which ESPL may relocate its operation of the TTPL Business. If, at the end of sixty (60) days after the Closing Date, neither JTC consents to the subletting by ESPL nor the parties agree on the terms for the relocation by ESPL, this Purchase and Sale Agreement shall be rescinded and considered null and void. Within fifteen (15) days of such event, TTPL will refund the Purchase Price and the Exercise Price, if paid, and ESPL will return all TTPL Assets, Consigned Equipment, and TTPL Customer-Specific Inventory. Further, ESPL will be responsible for costs it incurs in operation of the TTPL Business after the Closing Date. Immediately upon JTC consenting to the ESPL subletting or the parties agreeing to a relocation of ESPL, the condition stated in this Section shall be deemed to have been satisfied and the parties shall promptly execute a written acknowledgement thereof.


                                                            Tessera Confidential

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

7.     MISCELLANEOUS.

       7.1 Absence of Third Party Beneficiary Rights. No provisions of this Purchase and Sale Agreement are intended, or will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any person or entity unless specifically provided otherwise herein.

       7.2 Waiver. A delay or failure of a party to enforce at any time the provisions of this Purchase and Sale Agreement shall in no way be construed to be a present or future waiver of such provisions, and shall not in any way affect the right of any party to enforce each and every such provision thereafter. Any waiver, express or implied, by a party hereto of any right hereunder or default by another party, shall not constitute or be deemed a continuing waiver or a waiver of any other right or default.

       7.3 Notices. All notices, required documentation, and correspondence in connection herewith shall be in the English language, shall be provided in writing and shall be given by facsimile transmission or by registered or certified letter to TTPL and ESPL at the addresses and facsimile numbers set forth below:

               TTPL:          Tessera Technology Pte. Ltd.
                              3099 Orchard Dr.
                              San Jose, California 95134
                              Facsimile No.: 408-894-0768
                              Attn.: Chairman

               ESPL:          EEMS Singapore Pte. Ltd.
                              Block 1026 Tai Seng Avenue #07-3534
                              Tai Seng Industrial Estate, Singapore
                              Facsimile No.: 408-894-0768
                              Attn.: Managing Director

Either party may change its address and/or facsimile number by giving the other party notice of such new address and/or facsimile number. All notices if given or made by registered or certified letter shall be deemed to have been received on the earlier of the date actually received and the date three days after the same was posted and if given or made by facsimile transmission shall be deemed to have been received at the time of dispatch, unless such date of receipt is not a business day, in which case the date of deemed receipt shall be the next succeeding business day.

       7.4 Equitable Relief: The parties acknowledge that the remedy at law for any breach, or threatened breach, of their respective covenants to consummate the transactions contemplated hereby will be inadequate and, each covenants and agrees that, with respect to any such breach or threatened breach, the other parties will, in addition to any other rights or remedies that they may have and regardless of whether such other rights or remedies have been previously exercised, be entitled to such equitable and injunctive relief as may be available.


                                                            Tessera Confidential

       7.5 Invalidity. If any provision of this Purchase and Sale Agreement is declared invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Purchase and Sale Agreement shall endure except for the part declared invalid or unenforceable by order of such court. The parties shall consult and use their reasonable efforts to agree upon a valid and enforceable provision that shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Purchase and Sale Agreement.

       7.6 Force Majeure. None of the parties shall be liable for any failure to perform or for any delay in performance of any obligation under this Purchase and Sale Agreement caused by circumstances beyond their reasonable control including, but not limited to, fire, storm, flood, earthquake, explosion, war, labor disputes, acts of God, acts of any national, state, or local government authority, and judicial action, provided that the delayed party: (i) gives the other parties written notice of such cause promptly, and in any event within fifteen (15) days of discovery thereof; and (ii) uses its reasonable efforts to correct such failure or delay of its performance.

       7.7 Assignment. None of parties may assign this Purchase and Sale Agreement or any of their rights or obligations hereunder without the prior written consent of the other parties except upon merger, acquisition, consolidation or purchase of all, or substantially all, of the assigning party's assets; any such agreed upon assignment shall be binding upon and inure to the benefit of the successors of the parties hereto.

       7.8 No Agency. Nothing contained herein shall be deemed to create any association, partnership, joint venture, or relationship of principal or agent or master or servant between the parties hereto or any affiliates or subsidiaries thereof, or to provide any party with the right, power or authority to incur any obligation or make any representations, warranties or guarantees on behalf of any other party.

       7.9 Export Regulations. All parties shall comply with the laws and regulations of the government of the United States and of any other country as relevant to each party hereto relating to the export of commodities and technical data.

       7.10 Section Headings. The headings and captions used herein shall not be used to interpret or construe this Purchase and Sale Agreement.

       7.11 Counterparts. This Purchase and Sale Agreement may be executed in two (2) or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

       7.12 Limitation of Liability. In no event shall any party be liable to another party for special, incidental, or consequential damages (including any damages resulting from loss of use, loss of profits or loss of business) arising out of or in connection with the performance by a party of any of its obligations hereunder, even if such party is informed of the possibility of such damages.


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                                       7

       7.13 Further Assurances. At any time or from time to time on and after the date of this Purchase and Sale Agreement, each party shall, at the request of the other party (i) deliver to the requesting party such records, data or other documents consistent with the provisions of this Purchase and Sale Agreement, (ii) execute and deliver, or cause to be executed and delivered, all such assignments, consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such other actions, as the requesting party may reasonably deem necessary or desirable in order for the requesting party to obtain the full benefits of this Purchase and Sale Agreement and the transactions contemplated hereby.

       7.14 Governing Law. This Purchase and Sale Agreement shall be governed, interpreted and construed in accordance with the laws of Singapore. Both parties shall use reasonable efforts to resolve by mutual agreement any disputes, controversies, claims or difference which may arise from, under, out of or in connection with this Purchase and Sale Agreement.

       7.15 Entire Understanding. This Purchase and Sale Agreement embodies the entire understanding between the parties relating to the subject matter hereof, whether written or oral, and supersedes any course of dealing and usage of trade. There are no prior representations, warranties or agreements between the parties not contained in this Purchase and Sale Agreement. Any amendment or modification of any provision of this Purchase and Sale Agreement must be in writing, dated and signed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Purchase and Sale Agreement as of the date first above written.

Agreed and Accepted

TESSERA TECHNOLOGY PTE. LTD.            EEMS SINGAPORE PTE. LTD.

By: /s/ BRUCE MCWILLIAMS                By: /s/ ENZO D'ANTONIO
   ------------------------------          -------------------------------------

Print Name: Bruce McWilliams            Print Name: Enzo D'Antonio

Title: CEO                              Title: Director

Date: June 19, 2000                     Date: June 19, 2000


                                                            Tessera Confidential

       TESSERA TECHNOLOGY PTE LTD
       SINGAPORE


       SCHEDULE 2.1 (a)


       LIST OF FIXED ASSETS AS AT 30 JUNE 2000


                                                            Tessera Confidential

TESSERA TECHNOLOGY PTE LTD, SINGAPORE

ITEM NOS:                      CONTENTS                                           PAGE NOS:
---------                      --------                                           ---------
  1          Summary of the Fixed Assets and Price in US$                            3

  2          Plant and Equipment - By asset no, description, and                   4 to 7
             price in US$

  3          Building and Facility - Factory - By asset no, description, and         8
             price in US$

  4          Building and Facility - Office - By asset no, description, and          9
             price in US$

  5          Office Equipment - By asset no, description, and                     10 to 11
             price in US$

  6          Furniture and Fittings - By asset no, description, and                 12
             price in US$


                                                            Tessera Confidential

TESSERA TECHNOLOGY PTE LTD, SINGAPORE

SCHEDULE 2.1(a)-FIXED ASSET LIST

                                                           Price
                                                            US$
                                                       ------------
Plant & Equipment                                               [*]

Building & Facility - Factory                                   [*]

Building & Facility - Office                                    [*]

Office Equipment                                                [*]

Furniture & Fittings                                            [*]
                                                       ------------
                                                       ============
                                                                [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

TESSERA TECHNOLOGY PTE LTD, SINGAPORE

FIXED ASSETS SCHEDULE AS AT 30 JUNE 2000

PLANT & EQUIPMENT

ITEM     ASSET          SUPPLIER/VENDOR'S              DESCRIPTION OF THE ASSET                                PRICE
 NO.      NO.                 NAME                                                                              US$
----------------------------------------------------------------------------------------------------------------------
  1       131a           Terra Universal          Series 100 SS Desicator box                              [*]
  2       131b           Terra Universal          Series 100 SS Desicator box                              [*]
  3       131            Terra Universal          Desicator dual purge system                              [*]
  4       171            Disco Hi-Tec             Wafer Mounting station With CO2 bubbler                  [*]
  5       138            Disco Hi-Tec             Disco Fully Automatic Dicing Saw Model DFD ??            [*]
  6       138a           APP Systems              HX 300 Chiller With Tu-5 Pump, & Heat Exchan??           [*]
  7       138b           APP Systems              Sediment Tank, installation W/all labor and plu???       [*]
  8       172            Cintech                  Shelllab Multi-Purpose oven 1370FX                       [*]
  9       98             Cintech                  Shelllab Multi-Purpose oven 1370FX                       [*]
  10      97             Cintech                  Shelllab Multi-Purpose oven 1670                         [*]
  11      214            Terra Universal          Desicator dual purge system                              [*]
  12      214a           Terra Universal          Series 100 SS Desicator box                              [*]
  13      214b           Terra Universal          Series 100 SS Desicator box                              [*]
  14      173            DCI                      DCI Pick & Place (From Wafer to Waffel Pac)              [*]
  15      87             Viking System            Wafer Demounter                                          [*]
  16      174            Shinkawa                 Shinkawa Die Bonder, CSD-1-B1, AMD #1                    [*]
  17      174a           Shinkawa                 Modification Kit for Shinkawa die bonder (Instal??       [*]
  18      174b           Shinkawa                 Conversion Kit for FF-0105 Wafer Ring (Installe??        [*]
  19      174c           Shinkawa                 PRS Reject detection system (Installed)                  [*]
  20      174d           Shinkawa                 Modification Kit for Shinkawa die bonder (Instal??       [*]
  21      174e           Shinkawa                 Spare Parts Kit for Shinkawa Die Bonder                  [*]
  22      175            Shinkawa                 Shinkawa Die Bonder, CSD-1-B2, W/waffel pac??            [*]
  23      176            Shinkawa                 Shinkawa CSD-1-B2 Die Bonder #3                          [*]
  24      177            Itochu                   Fully automatic Mag to Mag inspection station I???       [*]
  25      177a           QES                      Olympus Microscope SZ4045 Stero Zoom                     [*]
  26      177b           RVSI                     2300 Analog board I/O for Vision Scape Develop??         [*]
  27      177b           RVSI                     CCD Camera, 25' camera cable, Vision Scape D??           [*]
  28      177b           RVSI                     Doal 75 Led Illuminator with diffuser                    [*]
  29      144            Itochu                   Fully automatic Mag to Mag inspection station I??        [*]
  30      144a           Scientific Instruments   Olympus Microscope SZ4045 Stero Zoom                     [*]
  31      144b           RVSI                     CCD Camera, 25' camera cable, Vision Scape D??           [*]
  32      144c           Scientific Instruments   Doal 75 Led Illuminator with diffuser                    [*]
  33      215a           Terra Universal          Series 100 SS Desicator box                              [*]
  34      215b           Terra Universal          Series 100 SS Desicator box                              [*]
  35      215            Terra Universal          Desicator dual purge system                              [*]
  36      110            MRSI                     MRSI 505 CSP Ultra Precision Die bonder                  [*]
  37      110a/b         MRSI                     Spare Parts for 505 CSP Die Bonder                       [*]
  38      110a/b         MRSI                     Spare Parts for 505 CSP Die Bonder                       [*]
  39      152            Taltec                   CTA-380S Coverlay assembler (Semiautomatic)              [*]
  40      43             Scientific Instruments   Tool Makers Microscope W/Camera Adaptor & ??             [*]
  41      43             Scientific Instruments   Tool Makers Microscope W/Camera Adaptor & ??             [*]
  42      43a            Scientific Instruments   Olympus Hi-Power Microscope w/Camera Adap??              [*]
  43      43b            Scientific Instruments   Olympus Low Power Microscope (W/B inspect)               [*]
  44      59             Scientific Instruments   Olympus Hi-Power Microscope w/Camera Adap??              [*]
  45      89             S&T Interprises          March PX-1000 Plasma Cleaner                             [*]
  46      180            Kulicke & Soffa          1488 Plus Automatic Wire Bonder                          [*]
  47      181            Kulicke & Soffa          1488 Plus Automatic Wire Bonder                          [*]
  48      182            Kulicke & Soffa          1488 Plus Automatic Wire Bonder                          [*]
  49      23             Kulicke & Soffa          1488 Plus Automatic Wire Bonder                          [*]
  50      132            Kulicke & Soffa          1488 Plus Automatic Wire Bonder (Transferred ???         [*]
  51      132a           Kulicke & Soffa          Crating fee for 1488 Wire bonder                         [*]
  52      10             Royce                    Bond Pull tester/Ball Shear tester/Stud Pull Tes??       [*]
  53      10a            Gramite                  Spim Granite Surface Plate With Stand (Table fo??        [*]
  54      178            Itochu                   Fully automatic Mag to Mag inspection station I??        [*]
  55      178a           QES                      Olympus Microscope SZ4045 Stero Zoom                     [*]
  56      178b           RVSI                     2300 Analog board I/O for Vision Scape Develop??         [*]
  57      178b           RVSI                     CCD Camera, 25' camera cable, Vision Scape D??           [*]
  58      178b           RVSI                     Doal 75 Led Illuminator with diffuser                    [*]
  59      183            Taltec                   Taltec - Uflex - AUTO COVERLAY, Mag to Ma??              [*]
  60      8              Lyon USA                 Chemical Safety Storage Locker, 1 each of 45 ga??        [*]
  61      8              Lyon USA                 Chemical Safety Storage Locker, 1 each of 45 ga??        [*]
  62      201            Domnick Hunter           Domnick Hunter Purification Package, CDA Pur.            [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

 63     149     Camalot                 (Speedline) 3900 Vacuum encapsulation Dispens??             [*]
 64     149a    Yong Wah Electrical     15 Koa Auto Transformer 230/298 volts                       [*]
 65     16      Camalot                 Dispensing Pump                                             [*]
 66     16a     Cybermatic              Vacuum Chuck W/convertible Vacuum plate arr??               [*]
 67     16      Camalot                 1818 dispensing system (FDDA)                               [*]
 68     185     Camalot                 (Speedline) 3900 Vacuum encapsulation Dispens??             [*]
 69     185a    Speedline               Pump Motor Assembly, Repair parts                           [*]
 70     205     Camalot                 (Speedline) 3950 Injection Encapsulation Station            [*]
 71     205     Camalot                 (Speedline) 3950 Injection Encapsulation Station            [*]
 72     205     Camalot                                                                             [*]
 73     205     Camalot                                                                             [*]
 74     205     Camalot                 Magazine loader/unloader, Upper mold plate, M??             [*]
 75     205     Yi Lian                 Electrical installation for 3950                            [*]
 76     205     Camalot                 upper Mold Plate                                            [*]
 77     205     Camalot                 upper Mold Plate                                            [*]
 78     227     Scientific Instruments  Olympus Low Power Microscope W/Stand                        [*]
 79     226     Scientific Instruments  Olympus Low Power Microscope W/Stand                        [*]
 80     60      Terra Universal         Multifunction Electronic Balance                            [*]
 81     17      Vacuum Atmospheres      AC-15A Antichamber, Vacuum chamber, W/V??                   [*]
 82     17a     Terra Universal         Vacuum Control Module                                       [*]
 83     142     Fisher General Scien.   Fisher General Scientific, Auto Pressure release (??        [*]
 84     184     Chintec                 Shelllab Multi-Purpose oven 1370FX                          [*]
 85     186     Trio-Tech               Autoclave model Pt1000s W/Spare parts Packag??              [*]
 86     216b    Terra Universal         Series 100 SS Desicator box                                 [*]
 87     216     Terra Universal         Desicator dual purge system                                 [*]
 88     216c    Terra Universal         Series 100 SS Desicator box                                 [*]
 89     216a    Terra Universal         Desicator dual purge system                                 [*]
 90     94      Dou Yee                 Pass Through Box between 10 K and 100 K area ??             [*]
 91     200     Dominick Hunter         Dominick Hunter Purification Package, CDA Pur??             [*]
 92     6       Vestfrost               Vestfrost Deep Freezer (model SEL 327)                      [*]
 93     7       Ace                     Hot Plates, 2 EA. 10 X 10"                                  [*]
 94     93      Dou Yee                 Fume Hood With Table (DYE-27-FEC1206)                       [*]
 95     88      Netzsch                 Three Roller Grinding Mill (For mixing of Liqui??           [*]
 96     217b    Terra Universal         Series 100 SS Desicator box                                 [*]
 97     217     Terra Universal         Desicator dual purge system                                 [*]
 98     217c    Terra Universal         Series 100 SS Desicator box                                 [*]
 99     217a    Terra Universal         Desicator dual purge system                                 [*]
100     19      Quad System             VMP-20B Screen Printer, (used for Flux printing ??          [*]
101     19a     Quad System             Maylor Frame for VMP-20B printer (Used to Ali??             [*]
102     20      MPM                     TF-100 Screen Printer (Used for Ball Placement, ??          [*]
103     21      Exetron                 Model 11000. 480. Open/Short Tester                         [*]
104     229     QES                     Olympus Low Power Microscope W/Stand                        [*]
105     228     QES                     Olympus Low Power Microscope W/Stand - (2 ??                [*]
106     18      Sikama                  UP/2000 Reflow Soldering System                             [*]
107     18a     Cybermatic              Auto magazine load and unloader (Addition to Si??           [*]
108     18b     Cybermatic              Add Magazine invertor to Sikama Load/unloader               [*]
109     13      Austin America          MC2200, Mega II cleaner                                     [*]
110     13a     Defcon Marketing        Add Additional Water heater to Mega II Cleaner              [*]
111     146     E.O. Technics           Laser Marking System (Green Lasor) W/isolatio??             [*]
112     146     E.O. Technics           Laser Marking System (Green Lasor) W/isolatio??             [*]
113     146     E.O. Technics           Laser Marking System (Green Lasor) W/isolatio??             [*]
114     146a    E.O. Technics           SLD200G Diode Module for Laser Marker (Syst??               [*]
115     189     Cybermatic              Autosingulation station with Mag onload and Je??            [*]
116     189a                            Upgrade of Autosingulation station,                         [*]
117     189a    Cybermatic              P276 Singulation Die                                        [*]
118     189a    Cybermatic              Design & Fabrication                                        [*]
119     189c    Cybermatic              Dual Punching Press (Manual Singulation Station ??          [*]
120     189d    Cybermatic              P276 Singulation Die                                        [*]
121     189e    Cybermatic              P276 Singulation Die                                        [*]
122     191     Cybermatic              Dual Punching Press (Manual Singulation Station ??          [*]
123     191a    Cybermatic              P261 Singulation Die (With, Modification to Cu??            [*]
124     191a    Cybermatic              P261 Singulation Die (With, Modification to Cu??            [*]
125     190     Itochu                  Fully Automatic Tray to Tray Visual Inspection              [*]
126     190a    QES                     Olympus Microscope SZ4045 Stero Zoom                        [*]
127     190b    Itochu                  Upgrading of Tray to Tray Visual Inspection stat??          [*]
128     190c    RVSI                    2300 Analog board I/O for Vision Scape Develop??            [*]
129     190c    RVSI                    2 ea. CCD Camera, 2 ea. 25' camera cable, Visio??           [*]
130     190d    Intelliview             Ring Light BGA 5.5 Strobe W/control Module & ??             [*]
131     190e    RVSI                    1 ea. Oblique Strobe illuminator,                           [*]
132     190f    Itochu                  Is3000 Conversion Kit                                       [*]
133     208     Cybermatic              Semi Auto Adhesive Cut and Place on Carrier Fr??            [*]
134     218b    Terra Universal         Series 100 SS Desicator box                                 [*]
135     218a    Terra Universal         Desicator dual purge system                                 [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

136          218c             Terra Universal           Series 100 SS Desicator box                              [*]
137          232              Dou Yee                   Desicator Box, 6 sections W/ Dual purge system           [*]
138          232              Dou Yee                   Desicator Box, 6 sections W/ Dual purge system           [*]
139          9                Lyon USA                  Chemical Safety Storage Locker                           [*]
140          193              Yutaka                    Vacuum Packing Machine (Vacuum Seal for ship???          [*]
141          14               RVSI                      Acuity-Power Vision development station                  [*]
142          14a              Plant & Mill              Customised X, Y table W/Hathaway DC brushle??            [*]
143          14b              Plant & Mill              Delta-Tau PMAC-Pack Motor Controller                     [*]
144          14c              Cybermatic                Fixturing for Custom X, Y table / Demo station           [*]
145          230              QES                       Olympus Microscope SZ4045 Stero Zoom / Mou???            [*]
146          196              Mechanize Systems         Hako Floor Polisher                                      [*]
147          45               Dou Yee                   Vinal Enclosure W/ Built in Smock Hanger                 [*]
148          93               Terra Universal           ECM-HEFV 3 Module Hood (42x30x28) Static                 [*]
149*         203              MPM                       UP-2000 Screen Printer                                   [*]
150*         203a             Speedline                 UP-2000 Options, Vision, Dual tilt top Squeege ??        [*]
151*         203b             Venture Engineering       Cure oven and transport units                            [*]
152*         203c             Venture Engineering       Z tower work holder, NRE                                 [*]
153*         203d             Venture Engineering       Replace Linkage, (Machine mod to improve pref??          [*]
154*         203e             Venture Engineering       Frame Modules Development                                [*]
155*         203f             Venture Engineering       Frame Transport Unit                                     [*]
156*         203G             Venture Engineering       Venture Engineering to Singapore                         [*]
157*         203h             Venture Engineering       Power supply conversion NRE                              [*]
158*         204              MPM                       MPM-SP200 Screen Printer W/ Vision                       [*]
159*         127              Cybermatic                Assembly fixturing for Circuit Tape to Carrier Fra??     [*]
160          231              QES                       Olympus Microscope SZ4045 Stero Zoom With ?              [*]
161          231              QES                       Olympus Microscope SZ4045 Stero Zoom With ?              [*]
162          199              Wahana                    Vestfrost Deep Freezer (model SEL 327)                   [*]
163          41               Goh Ah Bee                Fridge, National NRB17T/H                                [*]
164          207              SMC Spneumatics           Booster Regulator                                        [*]
165          213              Kobelco                   Kobelco Oil Free Screw Type Air Compressor V ??          [*]
166          213a/b           Domnicks Hunter           Water separator & Air dryer for Screw Compress??         [*]
167          213a/b           Domnicks Hunter           Water seperator & Air dryer for Screw Compress??         [*]
168          213c             Yi Lian                   Electrical installation for Kobelco                      [*]
169          209              Appak                     Rotormill's 5300                                         [*]
170          210              Appak                     Rotomill S300 Vacuum Pump (House Vacuum)                 [*]
171          219              Ingersoll Rand            Air Compressor Bare, Oilless, #1                         [*]
172          220              Ingersoll Rand            Air Compressor Bare, Oilless, #2                         [*]
173          221              Ingersoll Rand            Air Compressor Bare, Oilless, #3                         [*]
174          222              Ingersoll Rand            Air Compressor Bare, Oilless, #4                         [*]
175          223              Million Agencies          Chiller, UK digital Thermal Anemometer C/W F             [*]
176          236              Camalot                   1818 Dispensing station W/ Pump (At Cybermati??          [*]
177                                                                                                              [*]
178           75              Dou Yee                   Desicator Stands, 6 ea. (3 in 1K, 1 in 10K & 2 in ??     [*]
179          142              Fisher General Scien.     Automatic Pressure Release (Not in use)                  [*]
180          115              Dou Yee                   Air Shower Interlocks, Parts and Labor                   [*]
181          61               Mechanize                 Hand Held Particle Counter                               [*]
182          136              LPS Instruments           Chart Recorder, 3 Pen model SH-100 PCA 70 to ??          [*]
183          59               Yokogawa                  DL 1540 Digital Osciloscope, (Portable Storage ??        [*]
                                                                                                                 ------------
                                                                      A  SUB-TOTAL CAPITAL NET BOOK VALUE        [*]



                                                   MISCELLANEOUS BIT'S AND PIECES

184                           Cybermatic                Singulation Die, P230 (obsolete)                             [*]
185                           Cintech                   Isolation transformer, Install UV Shields on flore           [*]
186          75               Cintech                   Stainless Steel shelves                                      [*]
187          161              Dou Yee                   Computer Table w/Drawer                                      [*]
188                           Terra Universal           Heavy Duty Vacuum Sealer                                     [*]
189          128              Surface Mount Tech.       One set Go/ no Go Solder ball size tester gage               [*]
190          106              Connex Pte Ltd            AIKO 6 compartment locker                                    [*]
191          107              Okane Mkt. Service        AMLAHO Electronic Fully auto time clock Mod                  [*]
192          124              Dou Yee                   Stainless Steel Shelves for Desicator boxes                  [*]
193          82               Dou Yee                   Stainless Steel Bench                                        [*]
194          145              Pro-Stamping              Carrier Frame Punch,                                         [*]
195          177              Cybermatic                Pedestal for Camera and Illuminator with fine Z-??           [*]
196          58, 58a & 58b    Cybermatic                16 Single Tier tables, 3 double tier tables, Paint, ?        [*]
197          58, 58a & 58b    Cybermatic                                                                             [*]
198          58, 58a & 58b    Cybermatic                                                                             [*]
199          58, 58a & 58b    Cybermatic                                                                             [*]
200          55               Cybermatic                Cleanroom Chairs, 20 ea.                                     [*]
201          129/129a         Dou Yee                   Hand held particle counter & Printer Model: DPU ??           [*]
202          129/129a         Dou Yee                   Hand held particle counter & Printer Model: DPU ??           [*]
203          76               Kulicke & Soffa           Torque Driver, 2 ea.                                         [*]
204*                          Cybermatic                Circuit Tape to Carrier frame alignment and tapp??           [*]
205          15a              Dou Yee                   Steel Shelf                                                  [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

206  24a     Cybermatic        Modify TV-046 Singulation punch,
                               (Obsolete)                                     [*]
207          Disco Hi-Tec      Back grinding Wheel (used at AMT in
                               Batam Inc??                                    [*]
208  224     Dou Yee           Ion system equipment                           [*]
209          Dou Yee           Static control equipment                       [*]
210  55      PACS              Cleanroom Chairs with ESD castors              [*]
211          Cybermatic        Modify AL Jedec tray holder for
                               Waffel Pac's (f??                              [*]
212          Dou Yee           Perodic Verification System                    [*]
213  15      Fisher General    Autoclaves W/Gage block assy,
             Scientific        Heater Assy, Te???                             [*]
214  24/24b  Cybermatic        TV-46 Double strock Progressive die
                               set (Obsole???                                 [*]
215          RVSI              Calibration targets for Vision
                               Inspection equipm??                            [*]
216          Cybermatic        Down Payment for Indexer for Second
                               Sikama ??                                      [*]
217          Cybermatic        Fabricate assembly tooling set for
                               P254 Product                                   [*]
218  89a     Cintech           Single Phase 20A & three phase
                               20A isolater                                   [*]
219  45      Cintech           Stainless steel Bench                          [*]
220          Cybermatic        Singulation die for P276                       [*]
                                                                    ------------
                                           B  TOTAL BITS AND PIECES           [*]
                                                                    ------------
                                              SUB-TOTAL (A + B)               [*]

                               ADDITIONS AFTER THE MOU

221  76      Cybermatic        To design & fabricate laminating
                               fixture                                        [*]
222          Intelliview       SCM, Strobe Control Module                     [*]
223          Speedline         Misc Pieces                                    [*]
224          Speedline         Motor Cap. Tube                                [*]
225          Yi Lian           Piping Works for new CDA system                [*]
226          Micro Mechanics   Laser Marking & Fixtures for TV-62             [*]
227                            Vacuum Plate XDDA TV62                         [*]
228                            K&S Downhold set                               [*]
229          Micro Mechanics   Components for Shinkawa Die                    [*]
230                            Vacuum Plate Quad TV62                         [*]
231                            Vacuum Plate MPM - TV62                        [*]
232                            Cover Lay insert (TV62)                        [*]
233          Speedline         Die Down Tool for Variable                     [*]
                               Internal Frame                       ------------
                                                  SUB-TOTAL (C)               [*]
                                                                    ------------
                               OVERALL TOTAL - U.S. DOLLARS                   [*]
                                                                    ------------

* OWNED ASSETS ON THE PREMISES OF FLEXERA

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

FIXED ASSETS SCHEDULE AS AT 30 JUNE 2000

BUILDING & FACILITY - FACTORY

ITEM  ASSET
NO.    NO.     SUPPLIER'S NAME  DESCRIPTION                                PRICE US$
----  -----    ---------------  --------------------------------------    ----------
 1    0001a-c  Pacific Vintex   Building of Clean Room and renovation              [*]
 2    0001d    Flexera          Restoration of change room, air-con
                                  works for Cl                                     [*]
 3    0001e                     Clean Room Electrical Installation                 [*]
                                Cables connection from isolator to
                                  equipment                                        [*]
 4    001f/g                    Electrical new distribution board to
                                  handle power for air con & AHU 2,
                                  support equipment                                [*]
                                Cabling cost for above dist. board                 [*]
 5    0001h    Pacific Vintex   2 no. of PVC laminated gypsum
                                  board partition                                  [*]
 6    0002                      AHU 3 work supporting facility
                                  renovation                                       [*]
 7    0002a                     Process Piping                                     [*]
 8                              Process Piping                                     [*]
 9                              PVC piping installation for developer,
                                  cleaner a                                        [*]
10    0005                      DI water system                                    [*]
11    0005a                     Process Piping                                     [*]
                                To supply labour & material for the
                                  raw water [copy illegible]                       [*]
                                To supply labour, material & equipment
                                  for:-                                            [*]
                                To supply labour for installation of
                                  PVC pipeline for DI plant to the clean
                                  room 3                                           [*]
                                Pipeline installation -                            [*]
12    0085     National Oxygen  Installation of copper piping, supply
                                  ELF tank manifold system & auto-
                                  changeover system                                [*]
13    0078     National Oxygen  To provide labour, material & equipment
               Pte I              to install O2 gas piping                         [*]
14    0100     Defcon           Supply fab & installation of gas system
               Marketing          for argon, CO2 with auto changeover unit         [*]
15    0080     Cintech          Install isolator and cable                         [*]
               Enterprise
16    0096     Yong Seng Keat   Charges for the supply & installation of
                                  transfer pump system                             [*]
17    0139     Pacific Vinitex  To supply and install one number of
                                  dehumidifier (size up) RH/temp control
                                  project (control panel)                          [*]
18    0139a    Cintech          35A isolater (3 phase), 70ft. x 5 nos.,
               Enterprise         1" PVC pip                                       [*]
19             Hoo Soon         Ventilation systems for Air Pump Room
                                  Hot Air                                          [*]
                                Supply & install 1 no. of BIF fan
                                  8000 cmb 1450                                    [*]
                                Supply & install 2 nos of silencer
                                  c/w spring isol                                  [*]
20             Yi Lian          Electrical power supply installation
                                  (/Exhaust Fan                                    [*]
21             National         Wiring & install light indicator at
               Oxygen             Cleanroom and Office, install
                                  additional 2 outlets for N2 Supply               [*]
21             Yi Lian          Electrical Installation for                        [*]
               Electrical         Seal Machine
                                Electrical Installation for Compressor             [*]
                                                                           ----------
                                                                                   [*]
                                                                           ----------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

FIXED ASSETS SCHEDULE AS AT 30 JUNE, 2000

BUILDING & FACILITY - OFFICE

ITEM      ASSET                                                                          PRICE
NO.       NO.       SUPPLIER'S NAME                DESCRIPTION                            US$
-------------------------------------------------------------------------------------------------
   1         37     Pacific Vinetex     Ceiling air con units system:                          [*]

   2         66                         Building & Electrical works,  Communication            [*]

   3         67     Edisonics           Workstation cubicles                                   [*]

   4         71     Edisonics           Furniture renovation                                   [*]

   5         72                         Submission of building plans for approval              [*]

                                                                                     ------------
                                                                                               [*]
                                                                                     ------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

FIXED ASSETS SCHEDULE AS AT 30 JUNE, 2000

Office Equipment

ITEM      ASSET                                                                          PRICE
NO.       NO.       SUPPLIER'S NAME                DESCRIPTION                            US$
-------------------------------------------------------------------------------------------------
   1         31     Secom               Installation fee for security system-                  [*]

   2         36     Unicorn             Supply of CCTV system, with 1 camera/video re          [*]

                                        PR-233 in change room                                  [*]
                                        Electro-magnetic fail/safe lock 12 VDC c/w
                                        bracket, 2 pcs.                                        [*]
                                        Emergency breakglasses, 2 pcs                          [*]
                                        Door release button                                    [*]
                                        Installation, testing & commissioning a reader
                                        in change room & an emergency door lock                [*]

   4         32                         1 unit Sony Laptop                                     [*]

   5         33                         1 unit Toshiba Laptop                                  [*]
   6         34                         Compaq 486 SX note book
                                        12 MB Ram, 400 MB hard disk                            [*]
             35                         Acer 760 IC not book
                                        486 DX 50, 20 MB Ram, 500 MB hard disk                 [*]

   7         38                         1 unit each TV, VCR and micro oven                     [*]

   8         39                         Samsung fridge - 1 no                                  [*]

   9         40                         NP3825 (Used) Canon Copier - 1 no                      [*]

  10         64     EOM                 1 unit - Plus 2-screen electronic boardfax             [*]
                                        GEHA top vision projector model: 2000LW                [*]

  11         65     Adtech              4 units PCs Adtech pentium 200MMX computer             [*]

  12         68     Adtech              Adtech pentium 200MMX computer workstation             [*]

  13         69     Adtech              2 units Adtech pentium 200MMX computer work            [*]

  14         70     Adtech              Adtech pentium 200MMX computer workstation             [*]

  15        102                         1 unit Brother Label Printer: PT 330                   [*]

  16        103     Edge/Sarcom         Netserver                                              [*]
                                        NT server/backup/computer system - 1 unit              [*]
  17        118                         Netserver - 2 units                                    [*]

  18        119     Okane               1 unit Pouch Laminator                                 [*]

  19        120     Adtech              1 unit PC - GIGABYTE MMX T2 with 512Kb c               [*]

  20                Adtech              (3 units PC at 1K/10K/100K cleanroom -                 [*]
                                        Microsoft windows NT 4.0 workstation CD-ROM            [*]
                                        3 com etherlink III ISA TPO Loose                      [*]
                                        Microsoft office standard 97 C/V upg. CD ROM           [*]

  21                Adtech              Adtech pentium 233MMX computer system pent             [*]
                                        Microsoft windows NT 4.0 workstation CD-ROM            [*]
                                        3 com etherlink III ISA TPO Loose                      [*]
                                        Microsoft office standard 97 C/V upg. CD ROM           [*]
                                        Commwave 56KBPS HSP PNP internal fax mod               [*]

  22                People Tech         Quality-Analyst 5-User Lan V5.1 (US$ 4,622.00          [*]

                    Nilfisk             Vacuum cleaner UZ878, Hepa-filter UZ774                [*]

  23                SingTel             ERICSSON 628 Handphone                                 [*]

  24                                    2 pcs SHARP R218A Microwave                            [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

25                     1 unit PC - Pentium II                                 [*]

26                     Samsung SRG118-GY Refrigerator                         [*]

27                     1 unit PC OEM Celeron PC                               [*]

28                     Autocad Release 2000                                   [*]

29                     ECHIP Single User License                              [*]

30                     HP Laserjet1100                                        [*]

31                     1 PC - Computer Hardware & Software, Micr              [*]

32                     1 unit - Document Paper Shredder                       [*]

33                     1 unit Chubb - FireProof Safe cabinet                  [*]

34     U*Star          2 units Open door steel filing cabinet                 [*]

                                                    TOTAL                     [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

FIXED ASSETS SCHEDULE AS AT 30 JUNE, 2000

FURNITURE & FITTINGS

ITEM    ASSET                                                                                               PRICE
 NO.     NO.          SUPPLIER'S NAME                             DESCRIPTION                                US$
----    -----         ---------------                             -----------                              --------
 1       28             Functional              filing cabinet - 1 unit                                         [*]

 2       29             Functional              6 nos mid back chairs                                           [*]
                                                6 nos low back chairs

 3       30             Functional              6 nos mid back executive chair                                  [*]

 4       46             Functional              3 seater sofa - 1 set                                           [*]

 5       47             Functional              1 unit coffee table c/w glass top & black                       [*]

 6       48             Functional              1 unit - secretary chair                                        [*]

 7       49             Functional              1 unit - secretary chair                                        [*]

 8       50             Functional              1 unit conference table                                         [*]

 9       51             Functional              10 unit mid back exe. chair                                     [*]

10       52             Functional              8 unit - low back exe. chair                                    [*]

11       16                                     1 unit - full height with swing door                            [*]

12      117             LTC                     S/steel tilted "Welcome" sign board stand c/w lo                [*]

13                                              1 unit - Open shelf cabinet                                     [*]

14                      Dionics                 3 unit computer tables                                          [*]

15                                              12 units of Plastic Side Chair                                  [*]

16                                              4 units H/B Table W/Foldable Legs                               [*]

17                      U-Plan                  1 unit Executive Chair                                          [*]

18                      Solo                    1 unit Full Height Cupboard                                     [*]

19                      Solo                    1 unit Filing Cabinet                                           [*]

20                                              1 unit Filing Cabinet                                           [*]

21                                              1 unit High Sliding Door Cabinet                                [*]

22                                              Fullboard Partition                                             [*]
                                                                                                          --------
                                                TOTAL                                                           [*]
                                                                                                          ========

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                         SCHEDULE 2.1(b) - OTHER ASSETS

                         LIST OF DEPOSITS UNDER ASSUMED CONTRACTS

OTHER ASSETS

PREPAYMENTS                 [*]

DEPOSITS                    [*]

INVENTORY                   [*]

                    -----------
                            [*]
                    -----------
PREPAYMENTS

HEALTH INSURANCE FOR EMPLOYEES

Policy                            Policy No.                    Feb to Dec00     ASSIGNED TO ESPL
                                                                                  JULY TO DEC 00

                                                                     S$                S$               US$
Personal Accident                 A1A80807-00   Feb to Dec 00            [*]                  [*]

Hospital & Surgical               A1A80808-00   Feb to Dec 00            [*]                  [*]

Major Medical Illness             A1A80808-00   Mar to Dec 00            [*]                  [*]

Clinical                          A1A80808-00   Mar to Dec 00            [*]                  [*]

Outpatient specialist & X-Ray     A1A80808-00   Mar to Dec 00            [*]                  [*]

Dental                            A1A80807-00   Mar to Dec 00            [*]                  [*]

Term Life                         A1A80808-00   Mar to Dec 00            [*]                  [*]

                                                                 ----------          -----------       ---------
                                                                         [*]                  [*]     [*]     [*]
                                                                 ----------          -----------       ---------
DEPOSIT
                                                                     S$                                 US$
2 month deposit for Bob Eddy's apartment                                 [*]                    [*]           [*]

30% Downpayment for Coverlay removal equipment
as per purchase order no. 80G712                                         [*]                    [*]           [*]

30% downpayment for automation of Camelot
1818 machine handling                                                    [*]                    [*]           [*]

                                                                 ----------          -----------       ---------
                                                                         [*]                    [*]           [*]
                                                                 ----------          -----------       ---------

                                                                                     -----------       ---------
                                                                                     TOTAL                    [*]
                                                                                     -----------       ---------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

DIRECT/INDIRECT MATERIAL INVENTORY ENDED 30 APR '00

====================================================================================================================================
                                                                                                                    APR. '00 CLOSING
                                                                                                 PERSON UNIT  UNIT  CLOSING    BAL.
     PART                      VENDOR                 LATEST P/O OR          MAT'L                 IN   COST  COST    BAL.    VALUE
 DESCRIPTION        PART #     PART #     SUPPLIER       INVOICE #            TYPE   UOM PACKAGE CHARGE  US$   S$     QTY       S$
====================================================================================================================================
Coverlay Tape
  3195 MS(27mm)  1130002000ND  -                  [*]  SG1078               Indirect  rl 50m/rl  10K             [*]           80[*]
------------------------------------------------------------------------------------------------------------------------------------
Coverlay Tape
  3195 MS(50mm)  1130002010ND  -                  [*]  SG1271               Indirect  rl 50m/rl  10K             [*]           48[*]
------------------------------------------------------------------------------------------------------------------------------------
Dimple Tool
  (SHT009)       -            [*]                 [*]  SG1005               Indirect  pc 1 pc    Joseph       [*][*]          130[*]
------------------------------------------------------------------------------------------------------------------------------------
Disposable Carrier                                                                       50pcs/
  Frame(7023)   302-7023      -                   [*] SG995                 Indirect  pc pkt     RH           [*][*]            0[*]
------------------------------------------------------------------------------------------------------------------------------------
Moisture Barrier                                                                         100pcs/
  Bag           -         [*]                     [*]    SG1088             Indirect  pc pkt     RH              [*]         1000[*]
------------------------------------------------------------------------------------------------------------------------------------
Rubber band                                                                              1kg/
  60mm x 2mm    -              -              [*]      SG897                Indirect pkt pkt     RH              [*]            0[*]
------------------------------------------------------------------------------------------------------------------------------------
Rubber band                                                                              1kg/
  60mm x 6mm    -              -              [*]      SG1171               Indirect pkt pkt     RH              [*]           18[*]
------------------------------------------------------------------------------------------------------------------------------------
Solder          107000200JSG/                                                            1,000,000p
  Ball(0.30mm)  107000         -              [*]      447733268480/9SG1268 Direct   bll         100K         [*][*]           61[*]
------------------------------------------------------------------------------------------------------------------------------------
Solder                                                                                   1,000,000p
  Ball(0.33mm)  1070004000SG   -              [*]      SG1286               Direct   bll         100K         [*][*]            4[*]
------------------------------------------------------------------------------------------------------------------------------------
Solder                                                                                   900,000pcs
  Ball(0.35mm)  1070006000SG   -              [*]      SG1352               Direct   bll         100K         [*][*]            5[*]
------------------------------------------------------------------------------------------------------------------------------------
Static Shielding                                                                         200pcs/
  Bag(10x14)   -               -              [*]      SG301                Indirect pkt 5pkt    100K            [*]           11[*]
------------------------------------------------------------------------------------------------------------------------------------
Static Shielding                                                                         200pcs/
  Bag(10x20)   -               -              [*]      SG930                Indirect pkt pkt     100K            [*]           1[*]
------------------------------------------------------------------------------------------------------------------------------------
Wafer Tape     1140002000ND   [*]             [*]      SG1269               Indirect  rl 200m/rl 100K            [*]          12[*]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                [*]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Valued
                                                                                                                    Sing $
                                                                                                                                [*]
------------------------------------------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            US$@[*]
                                                                                                             -----------------------
                                                                                                             Grand total:       [*]
                                                                                                             =======================

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        SCHEDULE 3.3 - ASSUMED CONTRACTS                                                                 DATED: 6/14/00
        ----------------------------------------------------------------------------------------------------------------------------
                                   CONTRACT NO.    FOR:     COMMENCE   EXPIRY DATE  MONTHLY $  DEPOSIT   DESCRIPTION
                                   ------------  --------   --------   -----------  ---------  --------  -----------
AAA  1  Downtown Travel Services   DT546R        Bob Eddy   30-Jan-00   30-Jan-01  $       [*]           SCX3605Z Subaru
     2  F&N Coca Cola              SA/A102/7/99  TTPL        1-Aug-99    1-Aug-01          [*]           Supply of drinking water
                                                                                                           to office (Ice Mountain)
  N  3  Madam Foo Weng Sing        17-Dec-99     Bob Eddy    1-Jan-00   31-Dec-00  $       [*] S$12,000  134 Tanjong Rhu Road
                                                                                                           #03-04 Pebble Bay Spore
                                                                                                           436920
     4  Madam Poh Ah Leng          SG1161        Mdm Poh     1-Jan-00   31-Dec-00   $      [*]           Office Cleaning
     5  MET Engineering Eervices   SG919         TTPL        1-Feb-00   31-Jul-00   $      [*]           Air Con Maintenance
     6  Pro Stamping Industrial    SG1252        TTPL        1-Mar-00    2-Feb-01   $      [*]           Rental of warehouse @
                                                                                                           Kallang Pudding Road
     7  PTC Business Systems P/L   10757/98      TTPL       26-Jan-98   26-Jan-03          [*]           After sales svc maintenance
                                                                                                           photo-copy machine
                                                                                                           contract
     8  Secom (Singapore) Pte Ltd                TTPL       14-Jan-98   14-Jan-01   $      [*]           Monitoring of security
                                                                                                           system alarms
     9  Trac Leasing (S) Pte Ltd   13691         Ken Gates   5-Nov-99    4-May-01  $       [*]           SZA4814D Holden Calais
    10  Pacific Internet Service                 TTPL        1-Jun-00    1-Jun-02   $      [*]           Renewal of contract
                                                                                                           Corporate Leased Line
                                                                                                           Access
    11  Chem Aqua Singapore        SG1407        TTPL        1-Jun-00   31-May-01   $      [*]           Cooling Tower Water
                                                                                                           Treatment Program

AAA = Assumption & Assign. Agreement
  N = Novation
  * = With effect to 5/01. If new MD wants a good deal.....

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 3.3 - ASSUMED CONTRACTS - 2000 PURCHASE ORDERS                                               6/14/2000

Singapore Purchase Order Log
---------------------------------------------------------------------------------------------------------------
         2000    OUTSTANDING P/OS                                                            AMOUNT      AMOUNT
                                                                                     OUTSTANDING S$

PO NOS.  DATE    REQ'S  VENDOR                      DESCRIPTION                                  S$         US$
-------  ----    -----  --------------------------  --------------------------------     ----------  ----------
SG1270   26-Jan  GBL   [*]                          Jedec Shipping Tray (see Note 1)                         [*]
SG1288    8-Mar  GBL   [*]                          Disposable Carrier Frame                                 [*]
SG1377    8-May  GBL   [*]                          Tray Chip Rect Pockets                                   [*]
SG1378    8-May  AB    [*]                          Training for Process Failure Modes          [*]
SG1383   11-May  AG    [*]                          DJ water sys. Preventive main.              [*]
SG1392   22-May  BE    [*]                          Jigs & Fixtures for tooling - P290          [*]
SG1393   25-May  TSB   [*]                          Building Plan Submission                    [*]
SG1402   29-May  AY    [*]                          Stencil/Reel to Reel Insert plate           [*]
SG1403   31-May  AG    [*]                          Calibration & certification 775pvs          [*]
SG1404    1-Jun  TSB   [*]                          Factory Registration TTPL                   [*]
SG1405    1-Jun  GBL   [*]                          128MB SDRAM Pc100 Upgrade Kit               [*]
SG1408    2-Jun  GBL   [*]                          Microsoft Office 2000 Std MOLP              [*]
SG1409    2-Jun  AG    [*]                          UV lamp fo SL-1 Uv steriliser               [*]
SG1410    5-Jun  AG    [*]                          LTC 2009/61 9" B/w monitor                  [*]
SG1412    9-Jun  GBL   [*]                          Punching copper frame                       [*]
SG1413    9-Jun  GBL   [*]                          Power Free Antistatic Finger Cots           [*]
SG1414    8-Jun  GBL   [*]                          Microsoft Office 2000 P.w MAccess           [*]
SG1415   16-Jun  GBL   [*]                          Microsoft Windows 95 OEM                    [*]
SG1416   12-Jun  AG    [*]                          Microsoft Visual Basic Level 1/2            [*]
SG1419   14-Jun  SL    [*]                          Quotation for quarterly Prev.Maint.         [*]
SG1420   14-Jun  SL    [*]                          Temp Recorder for Repair                    [*]
SG1421   14-Jun  SL    [*]                          Calibration of Digital Thermometer          [*]
                                                                                         ----------  ----------
                                                                                   TOTAL$       [*]$        [*]
                                                                                         ----------  ----------


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 3.3 - ASSUMED CONTRACTS - 1999 PURCHASE ORDERS.    6/14/2000

Singapore Purchase Order Log
------------------------------------------------------------------------------------------------------------------------
         1999          OUTSTANDING POS                                                     S$         US$        BALANCE
------------------------------------------------------------------------------------------------------------------------
PO NO:   DATE   REQ'S  SUPPLIER         ITEM                                            PRICE       PRICE   NO. OF UNITS
------  ------  -----  ---------------  --------------------------------------------------------------------------------
SG712    7-APR  BE    [*]               Coverlay Removal Equipment                         [*]
SG721    8-APR  JAC   [*]               Vision Scape Prog                                              [*]
SG722    8-APR  GLG   [*]               Auto of Camalot                                    [*]
SG889   16-Jul  BE    [*]               To auto CAMALOT carrier handling system            [*]
SG1141  27-Oct  BE    [*]               TCMT                                                           [*]            [*]
SG1177  18-Nov  BE    [*]               TCMT                                                           [*]            [*]
------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL  $[*]          $       [*]
                                        --------------------------------------------------------------------------------


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 3.3 - ASSUMED CONTRACTS - 1998 PURCHASE ORDERS.    6/14/2000

Singapore Purchase Order Log
---------------------------------------------------------------------------------------------------------
         1998          OUTSTANDING POS
---------------------------------------------------------------------------------------------------------
PO NO:   DATE   REQ'R  VENDOR                        DESCRIPTION                    AMOUNT S$  AMOUNT US$
---------------------------------------------------------------------------------------------------------
SG538   23-Sep  BE    [*]                            Singulation Tool                      [*]
---------------------------------------------------------------------------------------------------------
                                                                          TOTAL   $        [*]
                                        -----------------------------------------------------------------



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 4.2: Tessera Technology Pte. Ltd. Employee List 5/31/2000

                TTPL                  TTPL                  TITLE/                     DATE
          MGMT/ENGRG/ADMIN            EBN                DESIGNATION                  JOINED
      ------------------------     --------   --------------------------------    ------------
  1  [*]                                02      Manager, Equipment & Facility              [*]
  2  [*]                                04      Manufacturing Manager                      [*]
  3  [*]                                05      Senior Process Engineer                    [*]
  4  [*]                                06      Senior Process Engineer                    [*]
  5  [*]                                08      Office Admin Assistant                     [*]
  6  [*]                               019      Senior Planner                             [*]
  7  [*]                               026      Process Engineer                           [*]
  8  [*]                               048      Assistant Engineer                         [*]
  9  [*]                               049      Assistant Engineer                         [*]
 10  [*]                               054      Production Controller Clerk                [*]
 11  [*]                               069      Assistant Engineer                         [*]
 12  [*]                               070      Assistant Engineer                         [*]
 13  [*]                               083      Director, Finance & Admin                  [*]
 14  [*]                               084      Process Engineer                           [*]
 15  [*]                               085      Process Engineer                           [*]
 16  [*]                               086      Process Engineer                           [*]

DEPARTMENT: MANUFACTURING

                 TTPL                 TTPL                  TITLE/                     DATE
         PRODUCTION OPERATORS         EBN                DESIGNATION                  JOINED
      --------------------------   --------   --------------------------------    ------------
  1  [*]                               013      Production Coordinator                     [*]
  2  [*]                               015      M. Specialist                              [*]
  3  [*]                               025      Equpt. Set Spec                            [*]
  4  [*]                               027      P. Operator                                [*]
  5  [*]                               029      P. Operator                                [*]
  6  [*]                               030      M. Specialist                              [*]
  7  [*]                               032      M. Specialist                              [*]
  8  [*]                               035      M. Specialist                              [*]
  9  [*]                               036      P. Operator                                [*]
 10  [*]                               039      P. Operator                                [*]
 11  [*]                               040      P. Operator                                [*]
 12  [*]                               041      P. Operator                                [*]
 13  [*]                               042      P. Operator                                [*]
 14  [*]                               043      P. Operator                                [*]
 15  [*]                               046      P. Operator                                [*]
 16  [*]                               047      P. Operator                                [*]
 17  [*]                               051      P. Operator                                [*]
 18  [*]                               057      P. Operator                                [*]
 19  [*]                               058      P. Operator                                [*]
 20  [*]                               059      P. Operator                                [*]
 21  [*]                               061      P. Operator                                [*]
 22  [*]                               062      P. Operator                                [*]
 23  [*]                               071      P. Operator                                [*]
 24  [*]                               072      P. Operator                                [*]
 25  [*]                               075      P. Operator                                [*]
 26  [*]                               077      P. Operator                                [*]
 27  [*]                               078      P. Operator                                [*]
 28  [*]                               080      P. Operator                                [*]
 29  [*]                               081      P. Operator                                [*]
 30  [*]                               082      P. Operator                                [*]
 31  [*]                               033      QA Inspector                               [*]
 32  [*]                               063      QA Inspector                               [*]



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 6.2 - Customer-Specific Inventory

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    LATEST
                                                                                    P/O OR                                   PERSON
                                           VENDOR                                  INVOICE                                    IN
   PART DESCRIPTION           PART #        PART #             SUPPLIER               #              UOM     PACKAGE        CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Jedec Tray (cavity 260)    -              785-12          [*]                     SG1061           pc       50pcs/ctn       100K
------------------------------------------------------------------------------------------------------------------------------------
P220 Tape w/6910 nubbins   10102204FXR    -               [*]                     SG513            unit     30units/strip   RH
------------------------------------------------------------------------------------------------------------------------------------
P254 Raw Circuit Tab Tape  1010254000SJ   -               [*]                     XW2-S425-A       rl       1 rl            RH
------------------------------------------------------------------------------------------------------------------------------------
P254 Tape w/6910 nubbins   101025400FXR   -               [*]                     SG1177           unit     60units/strip   RH
------------------------------------------------------------------------------------------------------------------------------------
P255 Raw Circuit Tab Tape  10125500HTC    -               [*]                     XW2-S450-B       rl       1 rl            RH
------------------------------------------------------------------------------------------------------------------------------------
P255 Tape w/6910 nubbins   101025500FXR   -               [*]                     SG1177           unit     14units/strip   RH
------------------------------------------------------------------------------------------------------------------------------------
P261 Raw Circuit Tab Tape  101261C0100    1010281CO10     [*]                     IV-20518         rl       1 rl            RH
------------------------------------------------------------------------------------------------------------------------------------
P261 Tape w/6910 nubbins   10126100FXR    -               [*]                     SG1141           unit     50units/strip   Gan
------------------------------------------------------------------------------------------------------------------------------------
P276 Raw Circuit Tab Tape  101027600HTC   EMPC000420      [*]                     XW2-S462-A       rl       1 rl            RH
------------------------------------------------------------------------------------------------------------------------------------
P276 Tape w/6910 nubbins   101027600FXR   -               [*]                     SG1177           unit     75units/strip   RH
------------------------------------------------------------------------------------------------------------------------------------
Waffle Pack Clip(6 trays)  -              H44-04B-61C     [*]                     5826(SJ)         pc       50pcs/pkt       RH
------------------------------------------------------------------------------------------------------------------------------------
Waffle Pack Cover          -              A 4-000000-0    [*]                     SG863            pc       50pcs/pkt       RH
------------------------------------------------------------------------------------------------------------------------------------
Waffle Pack(cavity 64)     -              A 4-380360-0    [*]                     SG757            pc       50pcs/pkt       RH
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  APR '00     CLOSING                   COST-
                              UNIT     UNIT       CLOSING       BAL.     PHYSICAL     (NOT PART
                              COST     COST         BAL.       VALUE       VALUE       OF ASSETS
                               US$      S$          QTY          S$         S$         $ SOLD)       REMARK
------------------------------------------------------------------------------------------------------------------------------------
Jedec Tray (cavity 260)                  [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
P220 Tape w/6910 nubbins        [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
P254 Raw Ciccuit Tab Tape       [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
P254 Tape w/6910 nubbins        [*]      [*]         [*]        [*]              [*]          [*]    [*]
-----------------------------------------------------------------------------------------------------------------------------------
P255 Raw Circuit Tab Tape       [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
P255 Tape w/6910 nubbins        [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
P261 Raw Circuit Tab Tape       [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
P261 Tape w/6910 nubbins        [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
P276 Raw Circuit Tab Tape       [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
P276 Tape w/6910 nubbins        [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
Waffle Pack Clip(6 trays)       [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
Waffle Pack Cover               [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
Waffle Pack(cavity 64)          [*]      [*]         [*]        [*]              [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total                                                           [*]              [*]          [*]
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                    LATEST
                                                                                    P/O OR                                 PERSON
                                           VENDOR                                  INVOICE                                  IN
   PART DESCRIPTION           PART #        PART #             SUPPLIER               #              UOM     PACKAGE      CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Die Attach Adhesive 7920   1040001000DC   3265325         [*]                     SG1180           Direct     lb          30gr/tb
------------------------------------------------------------------------------------------------------------------------------------
Dimple Tool (4.5 X 4.5)    -              -               [*]                     4477336195       Indirect   pc          1 pc
------------------------------------------------------------------------------------------------------------------------------------
Dimple Tool (6 X 6)        -              TESS-M-6X6      [*]                     SG904            Indirect   pc          1 pc
------------------------------------------------------------------------------------------------------------------------------------
Encapsulant DC 6811        1060002000DC   3267947         [*]                     SG1079           Direct     lb          100gr/tb
------------------------------------------------------------------------------------------------------------------------------------
Flux                       1070002000AM   WS13S           [*]                     SG1160           Indirect   lb          150gr/tb
------------------------------------------------------------------------------------------------------------------------------------
Yellow Tape                207000100CSS   3M#42           [*]                     SG440            Indirect   rl          36yrds/rl
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  APR '00     CLOSING                   COST-
                              UNIT     UNIT       CLOSING       BAL.                  (NOT PART
                              COST     COST         BAL.       VALUE                   OF ASSETS
                               US$      S$          QTY          S$      SING $        $ SOLD)       REMARK
------------------------------------------------------------------------------------------------------------------------------------
Die Attach Adhesive 7920     [*]       [*]           [*]          [*]            [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
Dimple Tool (4.5 X 4.5)      [*]       [*]           [*]          [*]            [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
Dimple Tool (6 X 6)          [*]       [*]           [*]          [*]            [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
Encapsulant DC 6811          [*]       [*]           [*]          [*]            [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
Flux                         [*]       [*]           [*]          [*]            [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------
Yellow Tape                  [*]       [*]           [*]          [*]            [*]          [*]    [*]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Total                                                                            [*]          [*]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          S$
                                 TOTAL - COSIGNMENT STOCK                                     [*]

                                                                                         US$
                                                                          [*]                 [*]



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EXHIBIT A (Page 1 of 6)

                  TTPL                                             ESPL
      Tessera Technology Pte. Ltd.                       EEMS Singapore Pte. Ltd.

  Block 1026 Tai Seng Avenue #07-3534              Block 1026 Tai Seng Avenue #07-3534
Tai Seng Industrial Estate Singapore 534413    Tai Seng Industrial Estate Singapore 534413

[Name of Employee]                                       Date: [         ] 2000
[Address of Employee]

Dear Mr./Ms. [                  ],

TRANSFER OF BUSINESS

As you are aware, it is proposed that ESPL will acquire the business currently carried on by TTPL. The acquisition is to take effect on 19 June, 2000 and TTPL will cease to carry on business from close of business on 19 June, 2000.

In conjunction with the transfer of business and by virtue of section 18A of the Employment Act (Cap 91), your employment with TTPL will cease by the transfer of such employment to ESPL. ESPL is pleased to join in this letter to confirm your employment with it on the same terms and conditions as your employment with TTPL with effect from 19 June, 2000 or such later date upon which the transfer of business is complete. The payroll for the calendar month of June (1 June through 30 June) will be handled as usual by TTPL about 23 June. ESPL will take over payroll responsibility 1 July and handle the July Payroll disbursement of 21 July.

Please find enclosed a form of acceptance that is addressed to both TTPL and ESPL. After reviewing this offer letter, please sign the acceptance form and return it to the attention of the undersigned. This offer of employment with ESPL is subject to your signing the enclosed acceptance form.

You will receive a Retention Bonus for continuing your employment through the transition. It will be paid in two parts. (a) For remaining with ESPL for 90 days after the sale closes, you will be paid [*]. (b) For remaining with ESPL for an additional 180 days after that, you will be paid [*]. This is in addition to the regular annual (13th month) bonus normally paid in January. Of course, if you voluntarily terminate your employment prior to either of these dates, the bonus is forfeited.

TTPL would like to take this opportunity to thank you for your service with the company, and ESPL is looking forward to working with you.

We wish you all the very best in the future

Yours sincerely,

----------------------------------        -------------------------------------
Kenneth W. Gates                          Enzo D'Antonio
Managing Director, TTPL                   President, Managing Director


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                              LETTER OF ACCEPTANCE

To:    Tessera Technology Pte. Ltd.
       Block 1026 Tai Seng Avenue #07-3534
       Tai Seng Industrial Estate Singapore 534413

       EEMS Singapore Pte. Ltd.
       Block 1026 Tai Seng Avenue #07-3534
       Tai Seng Industrial Estate Singapore 534413

I, [Name of Employee] (holder of NRIC No. [ ]) hereby accept the cessation of my employment with TTPL as indicated in the letter of [ ] 2000 addressed to me and confirm that I have no claims against TTPL arising out of or in conjunction with my employment with TTPL or the cessation of such employment.

I hereby accept the offer of employment with ESPL as indicated in the said
letter of [                ] 2000.



-------------------------------------
Signed, sealed and delivered

Date:               2000

                  TTPL                                             ESPL
      Tessera Technology Pte. Ltd.                       EEMS Singapore Pte. Ltd.

  Block 1026 Tai Seng Avenue #07-3534              Block 1026 Tai Seng Avenue #07-3534
Tai Seng Industrial Estate Singapore 534413    Tai Seng Industrial Estate Singapore 534413

Date: [         ] 2000
[Name of Employee]
[Address of Employee]

Dear Mr./Ms. [                  ],

TRANSFER OF BUSINESS

As you are aware, it is proposed that ESPL will acquire the business currently carried on by TTPL. The acquisition is to take effect on 19 June, 2000 and TTPL will cease to carry on business from close of business on 19 June, 2000.

As a highly valued member of TTPL, it is proposed as part of the arrangements for the transfer of business that your employment be transferred, on terms and conditions no less favourable than those on which you are currently employed, to ESPL. This means that TTPL must terminate your existing employment contract and ESPL must offer you a new contract.

The purpose of this letter is to give you formal notice of termination of your employment with TTPL as of 19 June, 2000, or such date as the transfer of such business is complete. ESPL joins in this letter to formally offer you employment with it, effective 20 June, 2000, or such later date upon which the transfer of such business is complete. The payroll for the calendar month of June (1 June through 30 June) will be handled as usual by TTPL about 23 June. ESPL will take over payroll responsibility 1 July and handle the July Payroll disbursement of 21 July.

ESPL hereby offers you new employment with it, on substantially the same terms and conditions as those on which you are currently employed, with effect from 20 June, 2000. If you accept this offer of employment, substantially the same benefits to which you are entitled under your current employment with TTPL, including salary, annual leave, medical and other fringe benefits will be provided.

This offer of employment is on the substantially the same terms and conditions as those which currently apply to you in your employment with TTPL. If you agree to accept the offer of employment from ESPL, your rights will be protected in the same way as if you had continued as an employee of TTPL, and ESPL will treat your prior service with TTPL as service with it for all purposes in calculating your entitlements as an employee.

You will receive a Retention Bonus for continuing your employment through the transition. It will be paid in two parts. (a) For remaining with ESPL for 90 days after the sale closes, you will be paid [*]. (b) For remaining with ESPL for an additional 180 days after that, you will be paid [*]. This is in addition to the regular annual (13th month) bonus normally paid in January. Of course, if you voluntarily terminate your employment prior to either of these dates, the bonus is forfeited.

If you have a Tessera stock option, please see attachment A for information regarding the purchase of any or all of the vested portion.

Please find enclosed a form of acceptance which is addressed to both TTPL and ESPL. After reviewing this offer letter, please sign the acceptance form and return it to the attention of the undersigned. This offer of employment with ESPL is subject to your signing the enclosed acceptance form.

TTPL would like to take this opportunity to thank you for your service with the company, and ESPL is looking forward to working with you.

We wish you all the very best in the future.

Yours sincerely,


----------------------------------        ----------------------------------
Kenneth W. Gates                          Enzo D'Antonio
Managing Director, TTPL                   President, Managing Director
                                          EEMS Italia SpA
                                          for and on behalf of ESPL


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment A:

1. Stock options which you were granted by Tessera Inc., during your employment with TTPL, will not, under U.S. law, continue to vest beyond the closing date of the sale of TTPL assets to ESPL. Certain options, where clearly stated as such, will become 100% vested as of the date of the close.

2. You will be able to exercise your right to purchase such vested shares for 90 days after the close. ESPL management will assist you administratively.

3. One way in which you may avail yourself of such assistance is if (a) you are eligible to receive the "one-month salary bonus" 90 days after the close and (b) you elect to apply some or all of the bonus to the purchase of vested Tessera shares. Shortly before the end of the 90 day period mentioned above, you will be asked to fill out a form to instruct appropriate parties on the number of such shares being purchased, the Singapore:US$ exchange rate to use, the portion of the salary bonus to apply and the method of payment for any balance due to Tessera for the purchase. Please note that this is a ONE-TIME transaction and that any vested shares NOT purchased by this date will not be available after that date.

4. It is imperative that you understand that any shares you purchase up to that time carry the risk of your not being able to sell them until after the Initial Public Offering, and that there is no assurance when or that this offering will take place. There are other restrictions that you should be aware of and which are enumerated in your option documents.

                              LETTER OF ACCEPTANCE

To:   Tessera Technology Pte. Ltd
      Block 1026 Tai Seng Avenue #07-3534
      Tai Seng Industrial Estate Singapore 534413

      ESPL
      Block 1026 Tai Seng Avenue #07-3534
      Tai Seng Industrial Estate Singapore 534413

      I, [Name of Employee] (holder of NRIC No. [      ]) hereby accept the
offer of employment with ESPL, contained in the letter of [         ] 2000
addressed to me. In consideration of TTPL having procured an offer of employment to me on substantially the same terms and conditions as my present employment as set out in the above letter, I hereby waive all my rights to termination notice and release TTPL from any claim whatsoever which I may have against it in relation to my termination of employment and transfer to ESPL.



-----------------------------------
Signed, sealed and delivered

Date:           2000

                              [TESSERA LETTERHEAD]


June 19, 2000

Enzo D'Antonio, President
EEMS Italia, SpA
Viale Delle Scienze
021015 Cittaducale, RI
Facsimile No.: 390-746-604-262

RE:   Quotation for WAVE License

Dear Enzo:

In connection with the sale of Tessera's Singapore packaging business to the newly created EEMS subsidiary in Singapore and the EEMS buy-down of royalty rates under our TCC License Agreement, dated September 24, 1999, Tessera would like to offer EEMS a license in certain related technology.

Specifically, Tessera offers EEMS a world-wide, non-exclusive, non-transferable, non-sublicensable, limited license, without "have made" rights, for Tessera's WAVE Technology, a type of Batch Technology as defined the TCC License, on the terms stated in this letter. The licensee fee for this WAVE License shall be [*] U.S. DOLLARS (US$[*]), with other terms and conditions, including the standard per billable pin royalty rate and grantback licenses, will be subject to mutual agreement. EEMS may accept this offer any time during an 18-month period commencing on Closing of the sale of the packaging business described above.

As used in this letter, "WAVE Technology" means any method or result of U.S. Patent number 5,518,964 and related Patents for the manufacture of products using a wide area vertical expansion method for forming elements within the product.

We look forward to your decision to expand your product offering to include those based on the Tessera WAVE Technology. Thank you.

Very truly yours,


/s/ BRUCE McWILLIAMS
-------------------------------------
Bruce McWilliams
President and CEO

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.